UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) November 1, 2004


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                   000-29209                  48-1110566
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                            2700 W. Sahara Boulevard
                                   Suite 440
                               Las Vegas, Nevada
                                     89102
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                  (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

Effective November 1, 2004, 21st Century Technologies, Inc. terminated Signature Stock Transfer and employed Transfer On Line as transfer agent for its common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 4, 2004                     21ST CENTURY TECHNOLOGIES, INC.



                                             By: /s/ KEVIN ROMNEY
                                                 _______________________
                                                 Kevin Romney
                                                 Chief Executive Officer


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